EXHIBIT 99.1

Caraco Pharmaceutical
Laboratories, Ltd.

Safe Harbor: This news release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such
statements are based on management's current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are contained in the
Corporation’s filings with the Securities and Exchange Commission and include:
information of a preliminary nature that may be subject to adjustment, potentially not obtaining or delay in obtaining FDA approval for new products, governmental restrictions on the sale of certain products, dependence on key personnel, development by competitors of new or superior products or cheaper products or new technology for the production of products, the entry into the market of new competitors, market and customer acceptance and demand for new pharmaceutical products, availability of raw materials, timing and success of product development and launches, integrity and reliability of the
Corporation’s data, compliance with regard to regulatory and cGMP managing our recent rapid growth and anticipated future growth, occasional credits to certain customers reflecting price reductions on products previously sold to them and still available as a shelf-stock adjustment, possibility of an incorrect estimate of charge-backs and the impact of such an incorrect estimate on net sales, gross profit and net income, dependence on few products generating majority of sales, product liability claims for which the Company may be inadequately insured, subjectivity in judgment of management in applying certain significant accounting policies derived based on historical experience, terms of contracts, accounts receivable allowances including chargebacks, rebates, income taxes, values of assets and inventories, litigation involving claims of patent infringement, litigation involving claims for royalties, and other risks identified in this report and identified from time to time in our reports and registration statements filed with the Securities and Exchange
Commission. These forward-looking statements represent our judgment as of the date of this report. We disclaim, however, any intent or obligation to update our forward-looking statements.

Caraco Overview
 What sets us apart from the pack?

Size of our Product Portfolio vs. the Size of
Company

Experienced Management Team

Vertically Integrated via Sun API’s

Disciplined Management

Ability to Service our Customers’ Immediate Needs

Capable of Creating Markets that Previously did not

    Exist

Caraco Overview
 What sets us apart from the pack?

Low Cost Production

Size Plays to our Advantage

Ability to Penetrate the Market

Building to fit the Current Environment

Improved Customer Mix

Removal of Barriers, Execution

Caraco Pharmaceutical Laboratories, LTD
Annual Historical Results (in US $ millions)

22

10

(2)

2

(1)

46

26

11

15

16

60

36

(0)

25

22

83

41

(10)

25

9

($10)

$0

$10

$20

$30

$40

$50

$60

$70

$80

$90

2002

2003

2004

F2006*

Net Sales

Gross Profit

Net Income

Net Cash

Income

Cash Flow from

operations

*Change in fiscal year

Caraco Pharmaceutical Laboratories, LTD
Quarterly Analysis (in US $ millions)

20

10

(5)

6

(1)

21

10

(1)

7

5

25

13

(6)

8

4

25

13

5

10

7

28

14

2

10

8

($6)

($1)

$4

$9

$14

$19

$24

$29

Q2-F2006

Q3-F2006

Q4-F2006

Q1-F2007

Q2-F2007

Net Sales

Gross Profit

Net Income

Net Cash

Income

Cash Flow

From

Operations

Caraco Pharmaceutical Laboratories, LTD
SALES for Fiscal 2006
(in US $ millions)

18

20

21

25

80

83

103

$0

$20

$40

$60

$80

$100

$120

Actual Q1

F2006

Actual Q2

F2006

Actual Q3

F2006

Actual  Q4

F2006

Forecast

F2006

Actual

F2006*

Forecast

F2007

Net Sales

Represents 40%

growth over

Calendar 2004

Represents 25%

growth over

Fiscal 2006

* Change in fiscal year

Caraco Pharmaceutical Laboratories, LTD
Product Development Quarterly Filings (ANDAS)

17

3

5

10

3

6

0

2

4

6

8

10

12

14

16

18

20

Y 2004

QT 2005

Fiscal 2006

YTD Fiscal

2007

2Q-F2007

Number of ANDA

Filings

ANDAs Awaiting

Approval*

*Includes two tentative FDA approvals

Caraco Pharmaceutical Laboratories, LTD
Product Market Share Trends

Caraco is Currently Marketing 26 Generic
Pharmaceuticals and One Brand Product

Three of the 26 Products were Launched in the
Second Quarter of Fiscal 2007

Eight of the 26 Products are in the Top Three of
Generic Market Share

Tramadol with Acetaminophen (generic Ultracet®)
was the Fastest Ramp up in Market Share in
Caraco’s History Representing Approximately 18.5%
in Three Months

Caraco Pharmaceutical Laboratories, LTD
Net Sales by Trade Class

July 2005 - September 2005

Q2-F2006

Chain -

1.27MM

Dist -

6.05MM

Whole -

2.68MM

Mg Care -

2.82MM

Govt -

6.95MM

July 2006 - September 2006

Q2-F2007

Chain -

3.06MM

Dist -

5.81MM

Whole -

4.97MM

Mg Care -

5.91

Govt -

8.48MM

Caraco Pharmaceutical Laboratories, LTD
Net Sales by Trade Class

0

1

2

3

4

5

6

7

8

9

$ in millions

July-Sept 2005

(2Q-F2006)

July-Sept 2006

(2Q-F2007)

Chain

Dist

Whole

Mg Care

Govt

Growth Percentages

Chain : 140.9%

Dist : - 4.0%

Whole : 85.4%

Mg Care : 109.6%

Govt : 22.0%

Second Quarter Fiscal 2007
Highlights

Recognized by One of the Big Three
Wholesalers in US as Best Trade
Representative for Companies Under $100
Million in Sales with that Wholesaler

Acquired Packaging Facility

Signed Definitive Agreement with New Product
Development Partner

Second Quarter Fiscal 2007
Highlights

Launched Three Products - Baclofen, Meloxicam and
Glipizide

Filed Three Products with FDA Bringing Total
Products Awaiting Approval to 17 Including Two
Tentative Approvals

Continued Profitability (with stock transfer for
two products versus 1 last quarter)

Record Production 298 Million Tablets During
October

Second Quarter Fiscal 2007
Highlights

Second Quarter Net Sales Growth of 43%
Year-over-Year (YTD 42%)

Gross Profit 50%

Successive Quarterly Growth of 14%

Expansion

Current facility is 80,000
sq ft and lease another
62,000 sq ft for total
footprint of 142,000 sq ft

Need to build 80,000 -
100,000 sq ft facility or
move to 250,000 sq. ft
cGMP facility for
complete company move

Fiscal 2007 forecast is for
an average of 263 million
tablets per month. Need to
average 400 million tablets
per month to support
growth

6 acre parcel approved by
city to acquire

Ability to expand in
increments as cash flow
dictates

Can expand up to 450,000
sq ft at current sites

Accomplishments Fiscal 2006

Increased Training in cGMP

Award of Top 500 Fastest Growing
Technology Companies Ranked 96th by
Deloitte & Touche

Award of Future 50 Representing the top 50
Growth Companies in Metro Detroit Based on
Sales and Employment

Accomplishments Fiscal 2006

Filed 10 Products with the FDA in Fiscal 2006

Surpassed our Net Sales Forecast for 2006 by
Almost $3 Million

Increased Manufacturing Capacity by 35%

Maintained Gross Profit of 49% which is Above the
Generic Industry Average

Developed Clozapine Registry Web site for
Electronic Patient Monitoring Information

CARACO
PHARMACEUTICAL
LABORATORIES, LTD.
Clozapine Distribution System
CCDS
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many products under the
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the products and the company,
click on

Caraco Pharmaceutical Laboratories, LTD
Clozapine Sales Update & Web Registry
Development

Caraco successfully launched
www.caracoclozapine.com on March
20th 2006

New confirmed customer
commitments

Distributor Class of Trade

Large distributor buying group

Large managed care (HMO) player

Two of Big Three Wholesale Source
Programs

Large mass merchandiser

New customers in process

Mid size chain

Small to midsize buying groups

Product Litigation

Lexapro – Teva Lost Infringement Case and is Set to
Appeal; Possible Upside if Caraco Prevails

Prandin – First to File Position

Provigil – Determine Next Steps to Monetize

Ultracet – Ortho Filed Suit Based on New Patent
Effective August 1st which we Certified we do not
Infringe; Original Summary Judgment is Under
Appeal

Drivers Fiscal 2007

Approvals - Baclofen, Meloxicam, Glipizide,
Full-Year Tramadol with Acetaminophen

Approvals Pending

Increase / Maintain Share

Increase and Close Alternate Development
Projects

Drivers Fiscal 2007

Expand Current Development Streams and
Pursue New Opportunities

Expansion of Current Facilities

Improve Packaging

Continue Staff Improvements and Succession
Planning

CARACO
Thank You